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                                                            Exhibit 10.13

                                   PROMISSORY NOTE
                                    (Demand/Term)
                          (Base Rate / LIBOR / Fixed Rate)

USD 3,750,000                                                   MAY 27, 1999

    FOR VALUE RECEIVED, the undersigned (the "Borrower") hereby promises to pay to BANCO BILBAO VIZCAYA, S.A. (the "Bank") at Elizabethan Square George Town, Grand Cayman, Cayman Islands, B.W.I., the principal sum of US THREE
MILLION SEVEN HUNDRED FIFTY THOUSAND        AND 00/100 DOLLARS in lawful
money of UNITED STATES OF AMERICA and in immediately available funds:

    [ ]     on demand,

    [ ]     _______days from date

    [X]     on      31.MAY.2002
                  [maturity date]

    The Borrower promises also to pay interest on the unpaid principal hereof in like money and like funds at said office from the date hereof until paid:

    [ ]     at the rate of_____% per annum

    [ ]     at the rate of_____% per annum
            above the Bank's floating Base Lending Rate

    [X]     0.25% per annum above 3 MONTH LIBOR THEN 14% AS
            OF THE END OF THE FIRST PERIOD AND THEREAFTER.

provided that, on and after maturity (by acceleration or otherwise), such rate per annum shall be 2% in excess of that which would otherwise be applicable and provided further that the interest rate applicable hereunder shall at all times be the lesser of (a) the rate specified herein or (b) the maximum permitted by law. "Base Lending Rate" shall mean the rate announced by the Bank from time to time at its Grand Cayman Office as base lending rate for domestic commercial loans, such rate to change on the effective date of each change in the Base Lending Rate so announced by the Bank. Interest shall be computed on the number of days actually elapsed on the basis of a 360-day year. "LIBOR" shall mean the interest rate per annum quoted to the Bank in the London interbank borrowing market for deposits of U.S. dollars in such amount and for such duration as corresponds to the loan in question.

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    Such interest shall be payable:

    [ ]  monthly

    [ ]  bimonthly

    [X]  quarterly

    [ ]  semiannually

    [ ]  annually

    [ ]  at maturity only

in arrears, commencing on the date of disbursement of the funds, upon any prepayment hereon (to the extent accrued on the amount thereof); at maturity (whether by acceleration or otherwise) or, if the principal hereof is due on demand, on demand; and after maturity on demand.

    All payments by the Borrower under this Note are to be made without any withholding or deduction for any and all present or future taxes, duties, levies, fees or other charges and without any set-off or counter-claim whatsoever. If any deduction or withholding is required in respect of any sum payable under this Note, the Borrower shall increase the sum so that the net amount received by the Bank after the deduction of withholding (and after the payment of any tax or additional tax which is due as a consequence of the increase) shall be equal to the amount which the Bank would have been entitled to receive in the absence of any requirement to make a deduction or withholding.

    If in connection with any loan to which the LIBOR-based interest rate applies there shall occur any event (including but not limited to an increase in reserve requirements) which the Bank in its sole discretion determines would result in the Bank not receiving interest effective at the rate specified herein, the Borrower shall pay to the Bank, on demand, such additional amounts as may be necessary to compensate the Bank for any such deficiency.

     Without prejudice to the Bank's right hereunder, if for any reason it becomes unlawful or impossible for the Bank to make, maintain or fund this Note or give effect to its obligations as contemplated by this Note, or any of the obligations expressed as being assumed by the Borrower under this
Note is not or ceases to be valid, legal, binding and enforceable against the Borrower in accordance with its terms, the the Bank's obligations hereunder shall terminate and the Bank may, by written notice to the Borrower, terminate this Note forthwith and demand immediate payment of, and the Borrower will forthwith pay the Bank, all sums outstanding hereunder.

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    Upon the occurrence of any of the following specified events of default -
(a) the Borrower shall default in the due and punctual payment of any interest on this Note; or (b) any representation, warranty or statement made by the Borrower herein or in writing in connection herewith, or in any certificate or financial or other statement furnished in connection herewith, shall be breached or shall prove to be untrue in any material respect on the date as of which made, or shall omit to state a material fact necessary to make such representations, warranties or statements not misleading; or (c) the Borrower shall default in the due payment of any indebtedness (direct or contingent) for borrowed money or evidenced by a bond, debenture, note or other security or by an agreement of guarantee or any holder of any such indebtedness of the Borrower (or a person acting on their behalf) shall become entitled to cause any such indebtedness to become, or any such indebtedness shall become, due prior to its stated maturity; or (d) the Borrower shall suspend or discontinue its business, or shall make an assignment for the benefit of, or composition with, creditors, or shall become insolvent or unable or generally fail to pay its debts when due; or the Borrower shall become a party or subject to any liquidation or dissolution action or proceeding with respect to the Borrower or any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors with respect to the Borrower, or a receiver, liquidator, custodian or trustee shall be appointed for the Borrower or a substantial part of its assets and, if any of the same shall occur involuntarily as to the Borrower, it shall not be dismissed, stayed or discharged within 60 days; or if any order for relief shall be entered against the Borrower under Chapter 11 of the United States Code entitled "Bankruptcy"; or the Borrower shall take any action to effect, or which indicates its aquiescence in any of the foregoing; - THEN, and in any such event, and at any time thereafter if any such event of default shall then be continuing, the Bank may, by written notice to the Borrower, declare the principal of, and interest on, this Note to be due, whereupon the same shall forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind.

     The Borrower represents and warrants that (i) all acts, filings, conditions and things required to be done and performed and to have happened (including, without limitation, the obtaining of necessary governmental approvals) precedent to the issuance of this Note to constitute this Note the duly authorized, legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms have been done, performed and have happened in due and strict compliance with all applicable laws; (ii) the issuance and performance of this Note will not violate any law, rule, regulation, order, decree,

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permit, agreement or instrument to which the Borrower is a party or is subject, or result in the imposition of any lien upon any of the Borrower's assets; and (iii) the Borrower's financial statements delivered to the Bank in connection herewith, if any, fairly present the financial condition and the results of operations of the Borrower as at the end of and for the periods covered thereby and there has been no material adverse change in the condition (financial or otherwise) of the Borrower since the date of the last financial statement delivered by the Borrower to the Bank.

          This Note is secured :

                [ ] time deposits, securities and current accounts held with the Bank.

                [ ] pursuant to a Security Agreement between the Bank and the
                    Borrower, dated _______________.

                [ ] a guaranty of __________________________________________, dated ______________.

                [X] other security, described as follows:
                    COLLATERAL DEPOSIT



(together the 'collateral')

If the value of the collateral falls below [the usual or agreed upon margin] [100% of the aggregate principal amount of this Note] or if for any other reason the Bank considers that the collateral provided is no longer sufficient to cover its claims, the Borrower shall on first demand from the Bank, reduce the amount of indebtedness hereunder or provide additional security to the Bank in order to reinstate the margin within the limit required by the Bank. If the Borrower fails to comply with the Bank's request to either reduce the indebtedness or provide additional security within a reasonable required time limit or, due to practical or legal grounds, it is impossible for the Bank to contact the Borrower, all of the Borrower's obligations under this Note shall immediately become due and payable in their entirety.

In addition to any general lien, right of set-off or similar right to which the Bank, as bankers, may be entitled by law, the Bank may at any time [after demand has been made hereunder] and without notice to the Borrower, debit any of the Borrower's accounts with the Bank with all or any part of the aggregate principal amount of all sums then outstanding under this Note and

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all other amounts payable by the Borrower to the Bank hereunder, notwithstanding that such debit may cause any such account to become overdrawn or cause an existing overdraft to be increased, and/or set off or transfer any sum or sums standing to the credit of any of the Borrower's accounts with the Bank, whether or not the same may result in the breaking of any fixture or notice period in relation to a credit or deposit balance, in or towards satisfaction of the Borrower's liabilities to the Bank on any other account (whether such liability is actual or contigient, primary or collateral, present or future, several or joint) or in any other respect; and if such liability or any part thereof is in different currency from any credit balance against which the Bank seeks to set it off, the Bank shall be entitled to use the currency of such credit balance for the purchase of an amount in the currency of the liability not exceeding the amount of such liability and also to pay out of such credit balance any additional sum which the Bank may be required to pay for such currency and any costs in connection with such purchase.

     This Note is subject to prepayment in whole or in part without premium or penalty except in the case of a LIBOR-based loan, prepayment of which may be subject to premium or penalty. The Borrower (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees to pay to the holder hereof, on demand, all costs and expenses (including reasonable legal fees) incurred in connection with the enforcement and collection of this Note. This Note shall be construed in accordance with and governed by laws of the Cayman Islands.

     The Borrower agrees that any legal action or proceeding with respect to this Note against the Borrower may be brought in the courts of the Cayman Islands located in the City of George Town, Grand Cayman and that process out of said courts may be served by mail and that such service shall be deemed effected 10 days after mailing. Nothing herein shall affect the right of the Bank to serve process in any other manner permitted by law or to commence legal proceedings in any other jurisdiction.

Name of Borrower:

          By (signature)/s/ EDGAR ZURCHER
                        ----------------------------
                        Print
                        EDGAR ZURCHER

                        Name of Borrower: PRICSMARLANDCO,S.A.
                        Title: 1. PRESIDENT

   Address: SAN JOSE. COSTA RICA
           ------------------------------------------
jurisdiction of Incorporation/
Organization (if not an individual): COSTA RICA
                                     ----------------
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                         BANCO BILBAO VIZCAYA, S.A.
                   P.O. BOX 1115 GT -- ELIZABETHAN SQUARE
                    GRAND CAYMAN, CAYMAN ISLANDS, B.W.I.

                    THIRD PARTY DEED OF CHARGE AND PLEDGE
                    -------------------------------------


1. I/We the undersigned PSMT CARIBE, INC. charge and/or pledge by way of first fixed charge in favor of BANCO BILBAO VIZCAYA, S.A., Grand Cayman Branch, (hereafter referred to as "the Bank") as security for all present and future claims arising out of my/our business relationships with the Bank, that the Bank has or might assert against PRICSMARLANDCO, S.A. all the securities, negotiable instruments, savings books, time deposits, deposit books, insurance policies, other valuables and assets which are now or which might be, directly or indirectly, in possession of the Bank, whether deposited against it or whatever nature, sight and term deposits in whatever currency, metal accounts, claims arising out of fiduciary placements or fiduciary loans, interest in joint deposits of the Bank (together, the "collateral"). This charge and pledge in favor of the Bank also covers all rights and claims which it holds or shall hold in a fiduciary capacity towards third parties.

2. This charge and pledge encompasses all subordinated rights attached to the collateral, including, without limitation to the foregoing, interest, dividends, subscription rights, appreciation, accruals, bonuses, privileges, both present and future.

3. The charge over and pledge of the collateral covers all the Bank's claims including, without limitation to the foregoing, principal, accrued and current interest, commissions, as well as all custody fees, sales expenses and legal expenditures.

    If there is more than one claim, the Bank is entitled to determine, at its own discretion, against which claim the collateral or the proceeds collected from its sale shall apply.

4. If the value of the collateral falls below the usual or agreed upon margin, or if for other reasons the Bank considers that the security provided is no longer sufficient to cover its claims, I/we will have the obligation on first demand from the Bank, to reduce the amount of the indebtedness or to supply additional security in order to reinstate the margin within

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    the prescribed time limit.

    If this deadline is not met or, due to practical or legal grounds, it is impossible for the Bank to reach me/us, the Banks's claims will immediately become due and payable in their entirety.

5. Upon nonpayment of any claim when due, or in case the Bank deems itself unsecured, or if a material adverse change shall occur in the financial condition of the undersigned, or upon any proceedings being commenced by or against the undersigned (or any of them) under any bankruptcy, reorganization, insolvency or similar proceeding, then the Bank shall have the right to sell, resell, assign, transfer and deliver the collateral and shall have all of the rights and remedies of a secured party.

6. The Bank shall not incur any liability if it does not exercise the rights conferred upon it by this Deed or it uses them only partially.

7. All notices from the Bank shall be deemed validity given if sent to the address last indicated by the undersigned.

8. The rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the Cayman Islands. Any legal proceeding with respect to this Deed may be brought in the courts of the Cayman Islands, as the Bank may elect, and the undersigned consents to the service of process out of any of the aforementioned courts in any such action or proceeding by mailing a copy thereof by registered mail, postage prepaid, to the undersigned at the address set forth below, such notice to become effective thirty days after mailing thereof.

EXECUTED as a deed.

place:  SAN JOSE, COSTA RICA
        -------------------------------------------------------------------

Date:   JUNE 9th, 1999
        -------------------------------------------------------------------

Signature(s):  /S/ KAREN RATCLIFF                /S/ KURT MAY
              --------------------------         --------------------------
              KAREN RATCLIFF                     KURT MAY
              (TREASURER/CFO)                    (PRESIDENT)

              PSMT CARIBE INC.
              -------------------------------------------------------------

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                       CONTINUING ASSIGNMENT OF DEPOSIT ACCOUNT
                       DEPOSIT ACCOUNT AT BANCO BILBAO VIZCAYA

     FOR VALUE RECEIVED, and in consideration of any loan or other financial accommodation heretofore or hereafter at any time made or granted to PRICSMARLANDCO, S.A. (hereinafter called the "Borrower") or to the undersigned (or to any of them) by BANCO BILBAO VIZCAYA, GRAND CAYMAN, a Spanish banking corporation (herinafter together with its successors and assigns called the "Bank") the undersigned (hereinafter, whether one or more, called the "Assignor") agree(s) with the Bank that to secure the timely payment of all obligations of the Borrower or the Assignor (or any of them) to the Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter created or arising, or now due or to become due, including any costs and expenses incurred by Bank related to the collection of any of the foregoing, and including reasonable attorney's fees incurred as a result of the enforcement of this agreement or of any other agreement between Bank and Assignor or the Borrower, inclusive of appellate proceedings (hereinafter called the "Liabilities"), Assignor hereby assigns, pledges, hypothecates and transfer to Bank and agrees that Bank shall have a lien upon and a security interest in Deposit Account No._______________________________________________ and any subsequent renewals thereof, and in any and all deposits of the Assignor or in which the Assignor may have an interest including any deposits or other property which may from time to time be aquired directly or indirectly using the proceeds of such deposits or other property (all herinafter called the "Collateral").
This Continuing Assignment of Deposit Account constitutes an assignment of all principal and interest in the above described account and Collateral.

     The Assignor consents, without affecting the Assignor's liability to the Bank hereunder, that the Bank may, without notice to or consent of the Assignor, with or without consideration and upon such terms as it may deem advisable: (a) extend, in whole or in part, by renewal or otherwise, and for any period or periods, the time of payment of any indebtedness owing by the Borrower or Assignor to the Bank; (b) release, surrender, exchange, modify, impair, or extend the period of duration, or the time for performance or payment of any collateral securing any obligation of the Borrower or Assignor to the Bank or held by the Bank as security for any such obligation; (c) settle or compromise any claim of the Bank against the Borrower or Assignor, or against any other person, firm or corporation, whose obligation is held by the Bank as collateral security for any obligation of the Borrower or Assignor to the Bank; and (d) release, in whole or in part, any person primarily or secondarily liable for any indebtedness of Borrower or Assignor to Bank.

     The Assignor hereby ratifies and confirms any such extension, renewal, release, surrender, exchange, modification, impairment, settlement, or compromise; and all such action shall be binding upon the Assignor, who hereby waives all defenses, counterclaims, or offsets which the Assignor might have by reason thereof.

     The Assignor hereby waives: (a) notice of acceptance of this Assignment by the Bank; (b) notice of presentment, notice of dishonor, demand for payment, or protest of any of the Borrower or Assignor's obligations, or the obligation of any person, firm, or corporation, held by the Bank as collateral security for the Borrower or Assignor's obligations; (c) notice of the failure of any person, firm, or corporation to pay to the Bank any indebtedness held by the Bank as collateral security for any obligation of the Borrower or Assignor; (d) all defenses, offsets and counterclaims which the Assignors may at any time have to any claim of the Bank against the Borrower or Assignor; and (e) notice of the existence or creation of all or any of the Liabilities, including any Liabilities arising after the date hereof.

     The Assignor agrees that no action of the Bank permitted hereunder shall impair or affect the rights of the Bank in and to the Collateral.

     This agreement has been delivered in the Cayman Islands shall be governed by the laws of the Cayman Islands.

     IN WITNESS WHEREOF, the Assignor has executed this Continuing Assignment of Deposit Account this 9th day of June, 1999.

Signed, sealed and delivered in the presence of:

/S/ ATUL. C. PATEL                    /S/ KAREN RATCLIFF    /s/ KURT A. MAY
   ----------------------             -------------------------------------
    ATUL. C. PATEL                    PSMT CARIBE INC.
   ----------------------             -------------------------

Sworn and subscribed before me this_________day of__________,19________.

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CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California

County of San Diego

On  June 9, 1999  before me,  Denise M. Wiedman, Notary Public,
    ------------              ---------------------------------
       Date        Name and Title of Officer (e.g., "Jane Doe, Notary Public")

personally appeared  Kurt A. May and Karen Ratcliff,
                     -------------------------------
                          Name(s) of Signer(s)

/X/ personally known to me-OR-to be the person(s) whose name(s) are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity(ies), and that by their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Denise M. Wiedman, Notary Public
    --------------------------------
       Signature of Notary Public

[Seal]
    DENISE M. WIEDMAN
   Commission # 1094003
Notary Public - California
     San Diego County
My Comm. Expires Apr 7, 2000

___________________________________OPTIONAL____________________________________

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document: Continuing Assignment of Deposit Account

Document Date: June 9, 1999            Number of Pages: 1

Signer(s) Other Than Named Above: none

CAPACITY(IES) CLAIMED BY SIGNER(S)

Signer's Name: Kurt A. May
/ / Individual
/X/ Corporate Officer
    Title(s): Chief Operating Officer and President of PSMT Caribe, Inc. / / Partner - / / Limited / / General
/ / Attorney-in-Fact
/ / Trustee
/ / Guardian or Conservator
/ / Other:_______________

Signer Is Representing:
PriceSmart, Inc. and PSMT Caribe, Inc.

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Signer's Name: Karen Ratcliff

/ / Individual
/X/ Corporate Officer
    Title(s): Chief Financial Officer
/ / Partner - / / Limited / / General
/ / Attorney-in-Fact
/ / Trustee
/ / Guardian or Conservator
/ / Other:_______________

Signer Is Representing:
PriceSmart, Inc. and PSMT Caribe, Inc.

RIGHT THUMBPRINT OF SIGNER
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